Intangible assets and goodwill	12 Months Ended
Dec. 31, 2020
Intangible assets and goodwill [Abstract]
Intangible assets and goodwill
12. Intangible assets and goodwill

The following table summarizes the Group’s intangible assets and goodwill:

	Developed technology - metreleptin	Developed technology - lomitapide	In process R&D	Other intangible assets	Total intangible assets	Goodwill
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Cost
At January 1, 2019	—	—	60,091	258	60,349	—
Additions	—	—	—	74	74	—
Acquired assets, as restated*	176,000	123,000	—	374	299,374	19,131
Impairment charge	—	—	(4,670)	—	(4,670)	—
Foreign exchange movement	—	—	(1,160)	(5)	(1,165)	—
At December 31, 2019, as restated*	176,000	123,000	54,261	701	353,962	19,131
Additions	—	—	—	372	372	—
Acquired assets	—	—	591	—	591	—
Disposals	—	—	—	(246)	(246)	—
Foreign exchange movement	—	—	5,276	39	5,315	—
At December 31, 2020	176,000	123,000	60,128	866	359,994	19,131

Accumulated amortization
At January 1, 2019	—	—	—	52	52	—
Amortization charge, as restated*	7,314	4,143	—	126	11,583	—
At December 31, 2019, as restated*	7,314	4,143	—	178	11,635	—
Amortization charge	27,429	15,537	—	202	43,168	—
Accumulated amortization on disposals	—	—	—	(246)	(246)	—
Foreign exchange movement	—	—	—	68	68	—
At December 31, 2020	34,743	19,680	—	202	54,625	—

Net book value
At December 31, 2019, as restated*	168,686	118,857	54,261	523	342,327	19,131
At December 31, 2020	141,257	103,320	60,128	664	305,369	19,131

* see note 27

Developed technology on commercially marketed products

In connection with the acquisition of Aegerion in September 2019, the Group acquired developed technology, metreleptin and lomitapide. Refer to Note 2, Accounting policies - critical accounting judgements and key sources of estimation uncertainty, for further discussion on the valuation related to the developed technology, including the key assumptions utilized. These intangible assets are amortized over their estimated useful lives and the remaining useful lives for metreleptin and lomitapide are approximately 5.2 and 6.7 years, respectively, as of December 31, 2020 (2019: 6.2 and 7.7 years, respectively).

The amortization associated with metreleptin and lomitapide is recorded as part of cost of sales. As of December 31, 2020, the estimated amortization expense related to these intangibles for future periods is as follows:

	Metreleptin	Lomitapide
Years Ending December 31,	US$’000	US$’000
2021	27,429	15,537
2022	27,429	15,537
2023	27,429	15,537
2024	27,429	15,537
2025	27,429	15,537
Thereafter	4,112	25,635
	141,257	103,320

In-process R&D

On October 12, 2020, Amryt acquired Cala Medical Limited (“Cala Medical”) for a consideration of US$723,000. As a result of the acquisition of Cala Medical the Group recognized in-process R&D costs of US$591,000 as an intangible asset. This is related to the Group’s development project AP104, which is an early-stage drug asset. Cala Medical is focused on the development of a therapeutic enzyme (ScpA) targeting a molecule in the complement pathway, C5a, that mediates immune responses and inflammation. Initial research efforts focused on the use of a modified form of ScpA as part of a medical device used to remove C5a from the circulation of patients suffering from sepsis. Amryt has redirected efforts towards the development of a pharmaceutical agent that may be administered locally or systemically to address multiple other disease areas of interest that may be favorably impacted by inhibition of C5a activity.

As a result of the acquisition of Amryt GmbH, in 2016, the Group recognized in-process R&D costs of US$54,268,000 which is related to the Group’s lead development asset, Oleogel-S10.

As a result of the acquisition of Som Therapeutics Corp., in 2016, the Group recognized in-process R&D costs of US$4,522,000 as an intangible. This is related to the Group’s development project AP102, which is an early-stage drug asset. AP102 may represent a novel, next generation somatostatin analogue (“SSA”) peptide medicine for patients with rare neuroendocrine diseases, where there is a high unmet medical need, including acromegaly. Acromegaly is a rare endocrine disorder in which the body produces excessive growth hormone, leading to abnormal growth throughout the body over time.

In 2019, following the acquisition of Aegerion by the Group, a decision was made not to pursue the development of AP102 and therefore, the Group wrote off this asset, resulting in an impairment charge of US$4,670,000 recognized as other expense during the year ended December 31, 2019. The decision to impair this intangible asset is primarily based on the grounds that the acquisition of Aegerion has been transformational for the Group, as it has now become a global, commercial-stage biopharmaceutical company dedicated to commercializing and developing novel therapeutics to treat patients suffering from serious and life-threatening rare diseases. The Group’s diversified portfolio is comprised of two commercial rare disease products, as well as a development-stage pipeline focused on rare skin diseases. Since the commercial products, lomitapide for the treatment of homozygous familial hypercholesterolemia (“HoFH”), and metreleptin for the treatment of generalized lipodystrophy (“GL”) and partial lipodystrophy (“PL”), have each been sold globally through the Group’s commercial infrastructure for over six years, management believes it is in the best interest of the Group to concentrate resources on these new development pipeline activities which will better complement the existing commercial products. The Group may look to partner AP102 in the long-term future but in the short and medium term, the Group will continue to concentrate on Oleogel-S10, AP103 and expansion opportunities for the existing commercial products.

Other intangible assets

Other intangible assets include website costs and the Group’s computer software and hardware. The amortization associated with computer software, hardware and website costs is recorded in both SG&A and R&D expenses. These assets are stated at cost and amortized using the straight-line method based on the estimated economic lives, ranging from 3 - 10 years.

Goodwill

During 2019, the Group completed the acquisition of Aegerion, which resulted in aggregate goodwill of US$19,131,000, as restated (See Note 27, Restatement of prior year comparatives). Refer to Note 6, Business combinations and asset acquisitions, for further details. The Group believes that the business, as a whole, represents a single CGU, as it is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Additionally, the Group only operates in one business segment and does not operate any separate lines of business or separate business entities with respect to its products. Accordingly, the Group does not accumulate discrete financial information with respect to separate service lines and does not have separate reportable segments.

Impairment

The Group reviews the carrying amount of intangible assets on an annual basis or when there is a triggering event that may be an indication of possible impairment. The Group conducts an impairment review by determining recoverable amounts from value in use calculations. The recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. Impairment indications include events causing significant changes in any of the underlying assumptions used in the income approach utilized in valuing intangible assets. The key assumptions are the probability of success; the discount factor; the timing of future revenue flows; market penetration and peak sales assumptions; and expenditures required to complete development.

These cash flows are projected forward to the year 2032 using projected revenue and cost growth to determine the basis for an annuity-based terminal values. The terminal values are used in the value in use calculation. The value in use represents the present value of the future cash flows, including the terminal value, discounted at a rate that is considered appropriate for the Group’s size and structure.

The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, an orphan drug market-based probability chance of success, net cash flows, discount rates and the duration of the discounted cash flow model. The assumptions and estimates used were derived from a combination of internal and external factors based on historical experience. The pre-tax discount rate used in 2020 and 2019 was 14.4% and 16.5%, respectively.

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and key sensitivities arise in the following areas:

•
In the event that there was a variation of 10% in the assumed level of future growth in revenues, which would, in management’s view, represent a reasonably likely range of outcomes, this variation would not result in an impairment loss at December 31, 2020.

•
In the event there was a 5% increase in the discount rate used in the value in use model which would in management’s view represent a reasonably likely range of outcomes, this variation would not result in an impairment loss at December 31, 2020.

Goodwill is subject to impairment testing on an annual basis.  The recoverable amount of the Group’s CGU is determined based on a value-in-use computation. The Group’s value-in-use calculations included the cash flow projections based on the 2021 budget which has been approved by the Board of Directors and the Group’s strategic plan for a further three years using projected revenue growth rates of between 10% - 33% and cost growth rates of between -4% and 38%. At the end of the four-year forecast period, the terminal value, based on a long-term growth rate of 2%, was used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to the Group. The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, net cash flows, discount rates and the duration of the discounted cash flow model. The Group have used a discount rate of 14.4% (2019: 16.5%) which we believe is a realistic estimate for the Group as well as the Group’s risk profile.

The 2020 annual impairment testing process resulted in no impairment for the year ended December 31, 2020 (2019: nil).